UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

Great Elm Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39832	85-3622015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 PGA Boulevard, Suite 603 Palm Beach Gardens, FL		33410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GEG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
7.25% Notes due 2027	GEGGL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2025, Great Elm Group, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). As further discussed below, at the Annual Meeting, the stockholders of the Company approved the Company’s 2025 Long-Term Incentive Compensation Plan (the “2025 LTI Plan”). The Board of Directors of the Company had previously approved and adopted the 2025 LTI Plan on October 15, 2025, subject to the approval of the stockholders of the Company.

The principal features of the 2025 LTI Plan are described in detail under “Proposal 4 - Approval of the 2025 Long-Term Incentive Compensation Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 17, 2025 (as amended by Amendment No. 1 to the Company’s Definitive Proxy Statement filed with the SEC on October 31, 2025, the “Proxy Statement”).

A copy of the 2025 LTI Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders (i) elected the persons listed below to serve as members of the Board of Directors of the Company until the earlier of their death, resignation, removal or election of their successor; (ii) ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026; (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and (iv) approved the 2025 LTI Plan. The results of the voting at the Annual Meeting were as follows:

	For	Withheld	Broker Non-Votes
Election of directors:
Matthew A. Drapkin	15,503,722	1,894,009	7,446,843
David Matter	17,016,688	381,043	7,446,843
Lloyd Nathan	17,016,675	381,056	7,446,843
James P. Parmelee	17,020,745	376,986	7,446,843
Jason W. Reese	17,023,666	374,065	7,446,843
Eric J. Scheyer	16,687,360	710,371	7,446,843
David Schwartz	17,013,688	384,043	7,446,843
Booker Smith	17,013,007	384,724	7,446,843

	For	Against	Abstain
Ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026	24,823,429	6,730	14,415

	For	Against	Abstain	Broker Non-Votes
Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers	16,952,674	439,515	5,542	7,446,843

	For	Against	Abstain	Broker Non-Votes
Approval of the 2025 Long-Term Incentive Compensation Plan	15,603,677	1,789,964	4,090	7,446,843

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	2025 Long-Term Incentive Compensation Plan
104	The cover page from this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM GROUP, INC.

Date: December 5, 2025	/s/ Keri A. Davis
	By:	Keri A. Davis
	Title:	Chief Financial Officer